Exhibit 99.1

California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington D.A. Davidson’s 28 th Annual Financial Institutions Conference May 4 - 6, 2026 NASDAQ | HAFC

2 TABLE OF CONTENTS HANMI PROFILE 5 – 20 1Q26 PERFORMANCE RESULTS 21 – 37 LOAN PORTFOLIO DETAILS 1Q26 FINANCIAL SUMMARY NON - GAAP RECONCILIATION 48 – 50 38 – 46 47 – 47

3 FORWARD - LOOKING STATEMENTS Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating performance, financial position, financial results and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as a failure to maintain adequate levels of capital and liquidity to support our operations, general economic and business conditions internationally, nationally and in those areas in which we operate, including any potential recessionary conditions, volatility and deterioration in the credit and equity markets, changes in investor sentiment or consumer spending, borrowing and savings habits, availability of capital from private and government sources, demographic changes, competition for loans and deposits and failure to attract or retain loans and deposits, inflation and fluctuations in interest rates that reduce our margins and yields, the fair value of financial instruments, the level of loan originations or prepayments on loans we have made and make, the level of loan sales and the cost we pay to retain and attract deposits and secure other types of funding, our ability to enter new markets successfully and capitalize on growth opportunities, the current or anticipated impact of military conflict, terrorism, or other geopolitical events, the effect of potential future supervisory action against us or Hanmi Bank and our ability to address any issues raised in our regulatory exams, risks of natural disasters, legal proceedings and litigation brought against us, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, risks associated with Small Business Administration loans, failure to attract or retain key employees, our ability to access cost - effective funding, the imposition of tariffs or other domestic or international governmental policies and any retaliatory responses, the impact of a potential federal government shutdown, which may impact on our ability to effect sales of small business administration loans, changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio, fluctuations in real estate values, changes in accounting policies and practices, changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary policies of the U . S . Treasury and the Board of Governors of the Federal Reserve System, the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests, strategic transactions we may enter into, including the costs associated with the evaluation of any strategic opportunities and the overall effects of any acquisitions or dispositions we may make, the adequacy of and changes in the economic assumptions and methodology for computing our allowance for credit losses, our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses, changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements, our ability to control expenses, and cyber security and fraud risks against our information technology and those of our third - party providers and vendors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated April 21 , 2026 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein .

4 NON - GAAP FINANCIAL INFORMATION This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, tangible common equity per share (including without the impact of available for sale securities on the accumulated other comprehensive income) and pro forma regulatory capital . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation .

Second Largest Korean - American Bank in the U.S. • Founded in 1982 in Los Angeles, as the first Korean - American bank • 32 full - service branches, five loan production offices and three loan centers in California, Texas, Illinois, Virginia, New Jersey, New York, Colorado, Washington, and Georgia • Focused on MSAs with high Asian - American and multi - ethnic populations • Strong track record of growth • Well capitalized, significantly above regulatory requirements Experienced Bankers with Deep Community Ties 3 1 1 1 1 5 1 NATIONWIDE NETWORK 1 2 Branch Loan Production Office & Centers 1 20 2 TOTAL ASSETS $6.6B LOANS $6.8B DEPOSITS 9% LOAN GROWTH (1) 10.11% TCE/TA (2) RATIO $26.56 TBVPS (2) INVESTMENT HIGHLIGHTS $7.8B As of 1Q26 (1) CAGR based on the average loan growth between 2013, when new executive management was appointed, and 1Q26 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide 5 1

EXECUTIVE TEAM 6 Bonnie Lee President & CEO With 39 years of banking experience and 12 years at Hanmi. Previous Experience: BBCN Bancorp, Shinhan Bank America, Nara Bank Romolo Santarosa Chief Financial Officer With 34 years of banking experience and 10 years at Hanmi. Previous Experience: Opus Bank, First California Financial Group Anthony Kim Chief Banking Officer With 31 years of banking experience and 12 years at Hanmi . Previous Experience : BBCN Bancorp Matthew Fuhr Chief Credit Officer With 29 years of banking experience and 10 years at Hanmi . Previous Experience : Pacific Western Bank, FDIC Michael Du Chief Risk Officer With 26 years of banking experience and 6 years at Hanmi. Previous Experience: Pacific Western Bank, Unify Financial Federal Credit Union Vivian Kim General Counsel & Chief People Officer With 15 years of legal experience and 10 years at Hanmi. Previous Experience: Dykema Gossett LLP, a national law firm. Business Leadership Peter Yang, Regional President - California Chris Cho, Regional Chief Banking Officer Anna Chung, Chief Community Lending Officer Larsen Lee, Chief Mortgage Lending Officer Kevin Kepp, Sr. BDO - Commercial Equipment Leasing Division Fred Lie, Chief Digital Banking Officer Jimmy Bang, Head of Specialty Lending Mansun Cho, Head of Regional Retail - California

• Acquired Central Bancorp, Inc. ($1.3 billion in assets) THE HANMI TIMELINE 7 (1) U.S. subsidiaries of Korean Corporations • First Korean American Bank in the U.S. • Began offering SBA loans • Acquired First Global Bank • Listed HAFC common stock • Acquired Pacific Union Bank ($1.2 billion in assets) • Completed $70 million secondary common stock offering • Acquired Commercial Equipment Leasing Division ($228 million in assets) • Assets surpassed $5 billion • Opened a Manhattan, NY branch • Assets surpassed $7 billion • Celebrated 40 th Anniversary • Launch of USKC (1) • Revitalization of mortgage lending • Opened Chinatown branch in Houston, Texas • Opened Representative Office in Seoul, South Korea 1982 1988 2001 2004 2007 2014 2016 2017 2018 2020 2022 2024 For over 40 years, we have been dedicated to helping our stakeholders bank on their dreams.

WHY HANMI ? 8 • Strong 9% CAGR in average loans since 2013 • Significant progress diversifying loan portfolio across CRE, equipment finance, RRE, and multi - family • Allowance for credit losses to loans was 1.08% and nonperforming assets were 0.16% of total assets • Strong 9% CAGR in average deposits since 2013 • Average noninterest - bearing deposits of $1.94 billion represent 29% of average deposits • Quarterly cash dividend of $0.28 per share, representing 4.22% yield (1) • Tangible common equity to tangible assets (2) was 10.11%, common equity tier 1 capital ratio was 12.20% and total capital ratio was 15.22% • Bank is well - capitalized, significantly exceeding minimum capital requirements • 90% of Board directors are independent; all participate in a Board Assessment through Nasdaq Board Advisory Services annually • Annual shareholder engagement program to discuss executive compensation and governance practices • $7.5 million long - term commitment to a Community Reinvestment Act fund All figures as of March 31, 2026 unless otherwise specified (1) The annualized dividend yield is calculated based on the closing price of $26.52 as of April 10, 2026 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Prudent Capital Management Diversified Loan Portfolio Premier Deposit Franchise Strong Corporate Governance

RRE (1) 5% CRE (2) 85% C&I (3) 10% RRE 15% 6% (1) CRE (2) 61% C&I (3) 18% Loan Composition (as of December 31, 2013) $2.23 Billion Loan Composition (as of March 31, 2026) $6.55 Billion Equipment Finance SUCCESSFUL PORTFOLIO DIVERSIFICATION STRATEGY Significant progress reducing CRE concentration from 85% of total portfolio to 61% (1) RRE includes Consumer loans (2) $144.5 million or 7.6% and $118.2 million or 3.0% of the CRE portfolio is unguaranteed SBA loans at December 31, 2013 and March 31, 2026, respectively (3) $7.0 million or 3.1% and $63.3 million or 5.5% of the C&I portfolio is unguaranteed SBA loans at December 31, 2013 and March 31, 2026, respectively 9

$4,039 $3,423 $2,902 $2,441 $2,157 $4,456 $4,508 $4,685 $4,795 $5,597 $5,968 $6,111 $6,303 $6,434 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 AVERAGE LOAN TREND ($ in millions) 10 Strong average loan growth reflecting a 9% CAGR since 2013

31% 31% 30% 33% 30% 29% 27% 34% 41% 45% 35% 30% 30% 29% 69% 69% 70% 67% 70% 71% 73% 66% 59% 55% 65% 70% 70% 71% $2,391 $2,872 $3,503 $3,608 $4,160 $4,461 $4,691 $4,946 $5,560 $5,950 $6,191 $6,308 $6,568 $6,598 2013 2014 2015 2016 2020 2023 2024 2025 1Q26 2017 2018 2019 Noninterest - bearing deposits 2021 2022 Interest - bearing deposits AVERAGE DEPOSIT TREND ($ in millions) Strong deposit growth reflecting a 9% CAGR since 2013. Average noninterest - bearing deposits have grown by 8% CAGR since 2013 and now represents 29% of total deposits. 11

NET INCOME TREND 12 Net Income ($ in millions) A track record of steady earnings growth at 8% CAGR between 2013 - 18 as the interest rate environment remained relatively steady. 2020 - 22 net income reflected the effect of the pandemic and the gradual receding from its uncertainties ending in 2022 with $101 million in net income. 2023 - 24 observed the lagging effect of the 500 - bps increase in the Federal funds rate. $40 $50 $54 $56 $55 $58 $33 $42 $99 $101 $80 $62 $76 $23 EPS $1.26 $1.56 $1.68 $1.75 $1.69 $1.79 $1.06 $1.38 $3.22 $3.32 $2.62 $2.05 $2.51 $0.75 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26

NET INTEREST INCOME & NIM TREND 13 NIM Net Interest Income ($ in millions) $160 $148 $123 $109 $177 $181 $176 $181 $195 $238 $221 $203 $236 $63 3.94% 3.88% 3.90% 3.95% 3.82% 3.57% 3.37% 3.19% 3.08% 3.50% 3.08% 2.78% 3.15% 3.38% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26

NONINTEREST INCOME TREND 14 NII / Average Assets 71% 92% 82% 82% 74% 80% 81% 88% 57% 72% 83% 76% 71% 69% 29% 8% 18% 18% 26% 20% 19% 12% 43% 28% 17% 19% 23% 25% 5% 6% $28 $42 Noninterest Income ($ in millions) $48 $33 $33 $25 $28 $43 $40 $34 $34 $32 $34 6% $9 0.99% 1.24% 1.17% 0.76% 0.67% 0.46% 0.50% 0.73% 0.62% 0.49% 0.46% 0.42% 0.44% 0.45% 2013 2014 2015 2016 2017 Service charges, fees, and other 2018 2019 2020 Gain on sale of SBA loans 2021 2025 1Q26 2022 2023 2024 Gain on sale of mortgage loans

NONINTEREST EXPENSE TREND 15 NIE / Average Assets Non - Interest Expense ($ in millions) $99 $78 $115 $108 $114 $118 $126 $119 $124 $130 $137 $141 $148 $38 2.77% 2.89% 2.83% 2.47% 2.30% 2.19% 2.30% 2.02% 1.90% 1.85% 1.84% 1.87% 1.91% 2.00% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26

ALLOWANCE FOR CREDIT LOSSES TREND 16 Allowance for Credit Losses ($ in millions) $58 $53 ACL / Total Loans 2.58% $43 $32 $31 $32 $61 $90 $73 $72 $69 $70 $70 $70 0.84% 0.72% 0.70% 1.35% 1.33% 1.89% 1.85% 1.41% 1.20% 1.12% 1.12% 1.07% 1.08% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26

NONPERFORMING ASSETS TREND 17 Nonperforming Assets ($ in millions) $63.8 $83.0 $0.8 $15.8 $8.5 $0.1 $2.4 0.87% 0.97% 0.65% 0.40% 0.34% 0.29% 1.15% 1.38% 0.20% 0.14% 0.21% 0.19% 0.26% 0.16% $12.4 $2.0 $18.1 $0.1 $14.3 $0.1 $15.5 $0.1 $9.8 $0.7 $13.4 $0.7 $15.5 $1.9 $15.8 $7.5 $11.4 $19.1 $25.3 $25.9 1Q26 2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 Nonperforming Loans OREO Nonperforming Assets / Total Assets

NET CHARGE OFFS ( RECOVERIES) TREND 18 Net charge offs (recoveries) ($ in millions) $1.0 $2.2 $4.5 $3.5 $2.4 $6.3 $6.2 $26.4 ($9.7) $0.4 $1.0 ($0.1) ($3.6) $0.2 $6.3 ($1.4) ($1.4) ($1.9) ($1.9) $6.2 $2.2 $1.2 $3.1 $0.8 $0.7 $2.7 ($2.0) $7.1 $4.1 $7.0 $7.3 $7.7 $7.2 $1.4 $30.9 $14.4 $2.6 ($6.3) 2021 Other NCOs 0.29% - 0.06% - 0.07% 0.18% 0.05% 0.07% Net Charge - offs (Recoveries) / Average Loans 0.66% - 0.13% 0.02% 0.02% 0.12% 0.07% 0.23% 0.16% 2013 2014 2015 2016 2017 2022 2023 2024 2025 1Q26 2018 2019 2020 Equipment finance NCOs

RISK MANAGEMENT

CRE Concentration

Hanmi has not exceeded the supervisory criteria to be considered to have CRE concentration risk under regulatory guidance[(1)]; however, Hanmi's risk management practices address the six elements of regulatory guidance[(2)]



369%
369%
357%
343%
335%
320%
300%
50%
13%
14%
18%
14%
4%
0.1%
2020
2021
2022
2023
2024
2025
NOO CRE 3-Year Growth Rate
NOO CRE Loans to Tier 1 Capital and Allowable Allowance

Liquidity Stress Test

Hanmi's risk management practices include comprehensive contingency funding plans intended to plan for funding needs in scenarios of liquidity shortfall. Management performs the test quarterly. The recent stress test indicates that the Bank could withstand a severe stress[(3)] scenario and remain above policy minimums



23.0%
20.7%
18.2%
21.5%
Month 1
Month 12
Funds Available (% of Assets)
Stress Assumption
Relief Assumption

Month 1: Stress test begins; Month 12: Stress test ends

Capital Stress Test

Hanmi is not required to perform a capital stress test; however, Hanmi's risk management practices include an annual capital stress test for the Company and the Bank using applicable CCAR assumptions[(4)]



15.24%
16.00%
8.00%
12.46%
13.00%
6.00%
12.11%
12.60%
4.50%
10.63%
10.70%
4.00%
Total Risk-based Capital
Tier 1 Capital
CET 1 Capital
Tier 1 Leverage
Company
Severely Adverse Case (+2 Years)
Minimum Regulatory (CCAR/DFAST)

(1) Source: FDIC Financial Institution Letters (FIL-64-2023), as of December 18, 2023; also total ADC (Acquisition, Development, and Construction) loans are well below 100% of Bank's total capital for all periods presented

(2) Six elements of regulatory guidance – (1) maintain strong capital levels, (2) ensure that credit loss allowances are appropriate, (3) manage construction and development (C&D) and CRE loan portfolios closely, (4) maintain updated financial and analytical information, (5) bolster the loan workout infrastructure, (6) maintain adequate liquidity and diverse funding sources

(3) Liquidity stress test based on deposits at December 31, 2025. Severe stress scenario makes the following stress assumptions: (a) 22% deposit outflow in month one of the 12-month forecast, (b) Bank unable to replace wholesale deposits, (c) federal fund lines cut off, and (d) reduced loan and securities collateral-based FHLB and FRB borrowing capacity; and the relief scenario constitutes drawing down borrowings from the FHLB.

(4) Capital ratios at December 31, 2024 for the Company. 2025 CCAR makes the following assumptions: (a) trough real GDP growth declining by 8.9%, (b) peak unemployment rate reaching 10.0%, (c) housing prices declining by 33.0%, and (d) CRE valuations declining by 30.0%

19

CORPORATE GOVERNANCE 20 Oversight Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers, and directors . Nominating and Corporate Governance (NCG) Committee NCG Committee identifies individuals qualified to become directors, and has oversight over corporate governance principles applicable to Hanmi. ESG sub - committee, within NCG Committee, has the primary oversight of corporate citizenship and ESG - related matters. Risk, Compliance and Planning (RCP) Committee The RCP Committee provides oversight of the enterprise risk management framework, and also oversees the strategic planning and the budgetary function. Audit Committee The Audit Committee is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. Compensation and Human Resources (CHR) Committee The CHR Committee oversees the compensation of Hanmi’s executive officers and administers Hanmi’s compensation plans. Governance and management of environmental and social impact create long - term value for our stakeholders. Our Board The NCG Committee believes the Board should encompass a broad range of talent, skill, knowledge, experience, diversity, and expertise. Our board is currently comprised of eleven directors, four of whom are female and seven of whom are of Asian descent. We believe the diverse composition of our board is a competitive advantage. The knowledge, experience and viewpoints espoused by our directors lead to more meaningful, strategic decisions and leads to meaningful and innovative discussions to better serve our stakeholders. Shareholder Engagement • Annual shareholder engagement program to discuss executive compensation and governance practices • Ethics Hotline that allows for confidential reporting of any suspected concerns or improper conduct Source: 2025 Proxy Statement

21 Net Income $22.6M Diluted EPS $0.75 ROAA 1.18% ROAE 10.86% NIM 3.38% Efficiency Ratio 53.48% Earnings Performance • Net income was $22.6 million, or $0.75 per diluted share, up 6.2% from the fourth quarter, driven by continued growth in net interest income and margin, higher gains from sales of SBA loans, well - controlled noninterest expenses, and a lower effective tax rate. Return on average assets and return on average equity during the quarter were healthy at 1.18% and 10.86%, respectively. • Net interest income continued to grow, increasing 0.5% from the prior quarter, due primarily to lower interest expense as the average rate on interest - bearing deposits declined 16 basis points. Net interest margin increased ten basis points to 3.38%, due primarily to lower rates on interest - bearing deposits. Deposits and Loans • Deposits increased 1.8% to $6.8 billion from the prior quarter and noninterest - bearing demand deposits remained stable at approximately 30% of total deposits. • Loan production increased by 0.8% to $377.9 million from the prior quarter, driven primarily by a 64% increase in commercial and industrial loan production. New loans had a weighted average interest rate of 6.54% compared to a weighted average interest rate of 6.21% for payoffs. Asset Quality and Capital • Asset quality remained strong as nonperforming assets to total assets was 0 . 16% , an improvement of ten basis points from the prior quarter, and nonperforming loans to total loans was 0 . 19% , an improvement of nine basis points from the prior quarter . • Hanmi capital ratios strengthened further as tangible common equity to tangible assets improved 12 basis points to 10.11% and the common equity tier 1 capital ratio improved 15 basis points to 12.20%. Simultaneously, Hanmi returned $13.4 million of capital to shareholders in the form of dividends of $8.6 million and share repurchases of $4.8 million. 1Q26 HIGHLIGHTS

LOAN PRODUCTION 22 Loan production of $377.9 million for the first quarter, which included Commercial & Industrial production of $134.7 million . (1) $55.2 million, $46.8 million, $44.9 million, $44.1 million, and $40.7 million of SBA loan production includes $30.8 million, $23.3 million, $20.6 million, $22.3 million, and $23.9 million of loans secured by CRE and the remainder represents C&I loans for 1Q25, 2Q25, 3Q25, 4Q25, and 1Q26, respectively. (2) Production includes purchases of guaranteed SBA loans of $11.0 million for 1Q25. (3) Production includes mortgage loan purchases of $10.0 million, $10.3 million, $3.0 million, and $3.4 million for 1Q25, 2Q25, 3Q25, and 4Q25, respectively. (4) Weighted average interest rated is the stated weighted average coupon. $131.4M Commercial real estate loan production $134.7M Commercial and industrial loan production $42.1M Equipment finance production $29.1M Residential mortgage production $40.7M SBA loan production 42% 31% 34% 35% 37% 6% $345.9 16% 16% 14% 12% $329.6 14% 26% 10% 16% 34% $570.8 8% 18% $374.8 12% 19% 14% 21% $377.9 11% 8% 11% 35% 7.35% 7.10% 6.91% 6.90% 6.54% 1Q26 SBA (1,2) 1Q25 CRE 2Q25 C&I 3Q25 Equipment Finance 4Q25 RRE (3) New Production and Weighted Average Interest Rate (4) ($ in millions)

LOAN PORTFOLIO



$6.55 Billion Loan Portfolio
(as of March 31, 2026)
Equipment Finance 6%
C&I (1,6) 18%
CRE Investor (1, 2) (non-owner) 40%
RRE (3) 15%
CRE (2,5) Multifamily 7%
CRE Owner (1, 2) Occupied 13%
CRE (2) Construction 1%

	Outstanding ($ in millions)	1Q26 Average Yield
Commercial Real Estate (CRE)[1,2] Portfolio	$3,998	5.71%
Residential Real Estate (RRE)[3] Portfolio	$1,002	5.42%
Commercial & Industrial (C&I)[1,6] Portfolio	$1,152	6.72%
Equipment Finance Portfolio	$393	6.86%

	# of Loans	Weighted Average Loan-to-Value Ratio[4]	Weighted Average Debt Coverage Ratio[4]
CRE[2] Investor (non-owner)	832	48.6%	2.04x
CRE[2] Owner Occupied	726	46.4%	2.70x
CRE[2,5] Multifamily	158	55.5%	1.73x

Note: Numbers may not add due to rounding.

(1) Includes syndicated loans of $546.7 million in total commitments ($441.0 million disbursed) across C&I ($448.4 million committed and $358.2 million disbursed) and CRE ($98.3 million committed and $82.8 million disbursed)

(2) CRE is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.

(3) Residential real estate is a loan (mortgage) secured by a single-family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $0.9 million of HELOCs and $5.6 million in consumer loans.

(4) Weighted average LTV and weighted average DCR calculated when the loan was first underwritten or renewed subsequently.

(5) $78.5 million, or 17.8%, of the CRE multifamily loans are rent-controlled in New York City.

(6) Includes $250.5 million of loans to nondepository financial institutions (NDFI).

23

31% 31% 31% 31% 31% 17% 17% 18% 17% 18% 21% 21% 19% 20% 19% $6,729 $6,767 $6,678 1% 1% 1% 1% 1% 30% 30% 31% 31% 31% 1Q26 4Q25 3Q25 2Q25 1Q25 Deposits $6,619 $6,801 Time > $250K Money Market & Savings Demand Noninterest - bearing Time <= $250K Demand Interest - bearing $4,661 $4,714 $4,704 $4,625 $4,462 1Q26 4Q25 3Q25 2Q25 1Q25 3.69% 3.64% 3.56% 3.36% 3.20% Rate on Interest - Bearing Deposits Average Interest - bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 1.8% to $6.80 billion , from the prior quarter. Noninterest - bearing demand deposits represented 29.9% of total deposits at March 31, 2026. Estimated uninsured deposit liabilities were 44.4% of the deposits. Brokered deposits were low at 1.3% of the deposits. Note: Numbers may not add due to rounding. 24 ($ in millions) ($ in millions)

25 $55.1 $57.1 $63.2 3.02% 3.07% 3.22% 3.38% (3) 1Q25 2Q25 3Q25 Net Interest Income 4Q25 1Q26 NIM NET INTEREST INCOME | NET INTEREST MARGIN ($ in millions) $61.1 (1) $62.9 (2) 3.28% (2) 3.38% (3) 0.01% 0.12% - 0.03% 4Q25 Loans IB - deposits Other IB liabilities 1Q26 Increase Decrease Net interest income for the first quarter was $63.2 million and net interest margin (taxable equivalent) was 3.38% , both up from the fourth quarter. Net Interest Margin (1) Includes a $0.6 million interest recovery from a previously charged - off loan; represents approximately 3 bps of net interest margin (2) Includes a $0.2 million interest recovery from a previously charged - off loan and loans returned to accruing status; represents approximately 2 bps of net interest margin (3) Includes a $0.5 million special FHLB dividend; represents approximately 2 bps of net interest margin (1) 3.28% (2)

NET INTEREST INCOME SENSITIVITY

Loan & Deposit Beta[1]



6.02% 6.00% 6.04% 5.95% 5.90% 5.93% 5.99% 5.95% 6.05% 5.89% 5.91%
Yield for Loans
5.50%
5.00%
4.50%
4.50%
4.25%
3.75% 3.75%
Fed Funds Rate
4.20% 4.28% 4.29% 4.22%
3.83%
3.67% 3.60% 3.58% 3.50%
3.27% 3.18%
Rate on Interest-bearing deposits
Mar-24 Jun-24 Aug-24 Sep-24 Dec-24 Mar-25 Jun-25 Aug-25 Sep-25 Dec-25 Mar-26

Time Horizon:	Aug 24 – Aug 25	Aug 25 – Mar 26
Change in the Fed Funds Rate:	-100 bps	-75 bps
Deposit Beta:	71%	53%

Fed Funds Rate & Rate on CDs



4.50% 4.50% 4.25% 3.93% 3.80%
Fed Funds Rate[3]
Rate on CDs[2]
4.17% 4.05% 3.97% 3.75% 3.75%
1Q25 2Q25 3Q25 4Q25 1Q26

Deposits – CD Maturities ($ in millions)



Rate on CDs[4]
3.94% 3.75% 3.54% 3.47%
$1,024.5
$962.9
$61.6
$795.1
$705.1
$90.0
$367.6
$353.6
$14.0
$308.8
$307.0
$1.8
2Q 2026 3Q 2026 4Q 2026 1Q 2027
Wholesale
Retail

Numbers may not add due to rounding.

(1) Yield for Loans and rate on interest-bearing deposits represent monthly average yield and rate, respectively. Fed funds rate represents the rate at the end of the month. Beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and August 2025, when the fed funds rate was 4.50%, and between August 2025, when the fed funds rate was 4.50%, and March 2026, when the fed funds rate was 3.75%.

(2) Average rates on CDs and interest bearing-deposits for the month of March 2026 were 3.76% and 3.18%, respectively.

(3) Fed funds rate represents the upper-target rate at the end of the quarter.

(4) Represent weighted average contractual rates.

26

27 $2.1 36% $1.5 25% $0.9 15% $0.6 10% $0.8 14% Service charges on deposit accounts Trade finance, other service charges, and fees Servicing income Bank - owned life insurance All other operating income NONINTEREST INCOME $55.2 $46.8 $44.9 $44.1 $40.7 $32.2 $35.4 $32.6 $29.9 $32.5 7.82% 7.61% 6.95% 7.40% 7.88% 1Q25 2Q25 3Q25 SBA Loan Sales SBA Production 4Q25 1Q26 SBA Trade Premium $5.5 $6.8 $5.9 $2.0 $2.2 $1.9 $1.8 $2.1 $0.2 $1.2 $0.6 $0.5 $7.7 $8.1 Noninterest Income 㸦 $ in millions 㸧 $9.9 $8.3 $8.5 1Q25 2Q25 Service charges, fees & other 3Q25 Gain on sale of SBA loans (1) $5.9 Numbers may not add due to rounding. (1) Includes $0.4 million, $0.9 million, and $0.3 million in BOLI death benefits for 2Q25, 3Q25, and 1Q26, respectively. (2) 1Q25, 4Q25, and 1Q26 each had one mortgage loan sale transaction. 2Q25 and 3Q25 had zero and two transactions, respectively. Noninterest income for the first quarter was $8.5 million , up 2.9% from the fourth quarter, primarily due to a $0.3 million increase in gain on sale of SBA loans. 1Q26 Service Charges, Fees & Other 㸦 $ in millions 㸧 SBA 7(a) Loan Production and Sales 㸦 $ in million 㸧 (1) 4Q25 1Q26 Gain of sale of mortgage loans (2) $5.9 (1)

NONINTEREST EXPENSE 28 (1) Includes a $0.6 million and $0.8 million gain from the sale of OREO properties in 2Q25 and 1Q26, respectively. Noninterest expense was $38.4 million for the first quarter, down 1.9% from the fourth quarter, principally due to the gains recognized on the sales of foreclosed properties for the first quarter, compared with an expense for other real estate owned for the fourth quarter. $3.9 $35.0 1.86% 1.89% 1.90% 1.98% 2.00% (1) $38.4 $4.8 (1) $2.8 $4.4 $39.1 $5.9 $2.3 $4.1 $37.4 $4.8 $2.0 $36.3 $4.2 $4.5 (1) $1.5 $1.7 $3.8 $3.7 $4.4 $4.3 $4.5 $4.5 $4.3 $22.0 $22.5 $22.2 $21.0 $22.1 1Q26 4Q25 3Q25 1Q25 2Q25 Data Processing Occupancy and equipment Salaries and employee benefits Noninterest expense / Average assets ($ in millions)

ASSET QUALITY – DELINQUENT & CRITICIZED LOANS

The **$19.4 million** increase in criticized loans in the first quarter was primarily driven by a **$21.2 million** commercial real estate loan in the retail industry downgraded to special mention.

Delinquent Loans[1] ($ in millions)


0.28%
0.17%
0.18%
0.27%
0.20%
Delinquent loans / Total loans
$17.3
$10.9
$11.6
$17.6
$13.3
$8.2
$9.1
$3.5
$7.4
$7.0
$4.6
$12.4
$5.2
$8.9
$4.4
1Q25
2Q25
3Q25
4Q25
1Q26
Equipment Finance Delinquent Loans
All Other Delinquent Loans

Criticized Loans[2] ($ in millions)


2.62%
0.74%
0.69%
1.48%
1.78%
Criticized loans / Total loans
$164.9
$118.4 (3)
$46.5 (4)
$46.6
$12.7 (5)
$33.9 (4)
$45.4
$16.8 (5)
$28.6 (4)
$97.0
$71.1 (5,6)
$25.9 (4)
$116.4
$93.7 (5,6,7)
$22.7 (4)
1Q25
2Q25
3Q25
4Q25
1Q26
Classified
Special Mention

Numbers may not add due to rounding.

(1) Represents loans 30 to 89 days past due and still accruing.

(2) Includes nonaccrual loans of $34.4 million, $24.1 million, $19.4 million, $18.1 million, and $12.4 million as of 1Q25, 2Q25, 3Q25, 4Q25, and 1Q26, respectively.

(3) Includes two special mention CRE loans of $105.8 million in the hospitality industry and a $12.2 million C&I relationship in the retail industry.

(4) Includes one CRE loan designated nonaccrual totaling $20.0 million, $11.0 million , $10.6 million, $10.2 million and $0.3 million for 1Q25, 2Q25, 3Q25, 4Q25, and $1Q26, respectively.

(5) Includes one C&I relationship in the retail industry totaling $12.2 million, $11.8 million, $11.6 million, and $11.4 million for 2Q25, 3Q25, 4Q25, and 1Q26, respectively.

(6) Includes one special mention CRE loan of $55.0 million, and $54.8 million in the hospitality industry for 4Q25, and 1Q26, respectively.

(7) Includes one special mention CRE loan of $21.2 million in the retail industry.

29

ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS

Nonperforming assets were **$12.4 million** at the end of the first quarter, down **38.3%** from **$20.1 million** at the end of the fourth quarter.

Nonperforming Assets[1] ($ in millions)



Nonperforming assets / Total assets
0.46%
0.33%
0.27%
0.26%
0.16%
$35.7
$0.1
$35.6
$26.0
$26.0
$21.4
$2.0
$19.4
$20.1
$2.0
$18.1
$12.4
$12.4
1Q25
2Q25
3Q25
4Q25
1Q26
Nonperforming loans
OREO

Nonaccrual Loans ($ in millions)



$35.5[2]
$20.0
$4.5
$2.8
$8.2
$26.0[2]
$11.0
$4.0
$4.0
$7.0
$19.4[2]
$10.6
$1.7
$0.3
$6.8
$18.1[2]
$10.2[4]
$1.7
$1.1
$5.1
$12.4[2]
$3.2
$2.5[4]
$2.0
$4.7
1Q25
2Q25
3Q25
4Q25
1Q26
Equipment Finance
Residential Real Estate[3]
All other CRE and C&I < $3M
All other CRE and C&I >= $3M

Note: Numbers may not add due to rounding.

(1) Nonperforming assets exclude repossessed personal property of $0.7 million, $0.6 million, $0.4 million, $0.6 million, and $0.3 million for 1Q25, 2Q25, 3Q25, 4Q25, and 1Q26 respectively.

(2) Specific allowance for credit losses for 1Q25, 2Q25, 3Q25, 4Q25, and 1Q26 was $11.8 million, $4.1 million, $4.4 million, $3.4 million, and $3.2 million, respectively.

(3) Residential real estate includes consumer loans.

(4) Represents a $10.2 million and $0.3 million CRE loan at 4Q25 and 1Q26, respectively.

30

31 $2.8 $3.0 $2.4 $2.0 $3.0 $0.4 $0.2 $0.9 $0.2 $3.2 Gross Charge - offs 㸦 $ in millions 㸧 $12.4 $2.6 $2.9 $3.2 $9.4 (2) 1Q25 2Q25 3Q25 Equipment Finance Charge - offs 4Q25 1Q26 All Other Loan Charge - offs ASSET QUALITY – GROSS & NET LOAN CHARGE - OFFS $2.3 $1.6 $1.4 $2.4 ($0.1) $9.0 $0.2 $0.2 $1.9 $2.0 $11.4 $1.6 $2.6 ($0.5) 3Q25 0.13% 0.73% - 0.03% 0.10% 0.16% 1Q25 2Q25 4Q25 1Q26 All Other Net Charge - offs Equipment Finance Net Charge - offs Note: Numbers may not add due to rounding. (1) Includes a $2.0 million recovery on a loan previously charged - off in 3Q25. (2) Includes an $8.6 million commercial real estate loan charge - off. Net charge - offs for the first quarter were $2.6 million , or 16 bps annualized. Net Charge - offs (Recoveries) 㸦 $ in millions 㸧 (2) ($2.1) (1 Net Charge - offs / Average loans )

32 $70.6 $66.8 $69.8 $69.9 $70.5 1.06% 1.07% 1.07% 1.08% Allowance for Credit Losses 㸦 $ in millions 㸧 1.12% 1Q25 2Q25 3Q25 Allowance for credit losses 4Q25 1Q26 ACL to Loans $2.7 Credit Loss Expense 㸦 $ in millions 㸧 $7.6 $2.1 $1.9 $2.9 1Q25 2Q25 3Q25 Credit loss expense 4Q25 1Q26 The allowance for credit losses was $70.5 million at March 31, 2026, or 1.08% of total loans, compared with $69.9 million , or 1.07% of total loans, at the end of the prior quarter. ACL TREND

33 ACL ANALYSIS BY LOAN TYPE Note: Numbers may not add due to rounding. Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,975.7 $ 41.4 $ 3,948.9 $ 37.5 $ 4,015.3 $ 40.2 $ 4,030.1 $ 38.7 $ 3,998.1 $ 36.8 CRE 854.4 6.2 918.0 6.9 1,052.5 7.3 1,074.9 7.8 1,152.6 8.8 C&I 472.6 13.0 445.2 11.8 416.9 11.0 408.5 10.4 392.6 11.6 Equipment Finance 979.5 10.0 993.9 10.6 1,043.6 11.3 1,049.9 13.0 1,002.2 13.3 RRE & Consumer $ 6,282.2 $ 70.6 $ 6,306.0 $ 66.8 $ 6,528.3 $ 69.8 $ 6,563.4 $ 69.9 $ 6,545.5 $ 70.5 Total ($ in millions) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025

34 15 Year 65% 20 Year 19% SECURITIES PORTFOLIO $233 $310 $168 $96 $29 $24 $16 $11 $262 $334 $184 $107 2025 Actual 2026 Principal 2028 2027 Interest US Agy 2% US Agy MBS - Residential 61% US Agy MBS - Commercial 17% US Agy CMO 8% Municipal 12% UST 14% US Agy 6% US Agy MBS - Residential 45% US Agy MBS - Commercial 8% US Agy CMO 19% Municipal 8% Available for Sale (1) $900 Million < 1 Year 19% 1 to 3 Year 20% 3 to 5 Years 38% > 5 Years 23% $400 Million 30 Year (2) 16% Unrealized Loss $64 Million Securities Duration 3.7 Years Note: Numbers may not add due to rounding. (1) Based on the book value. (2) 98.0% constitutes CRA bonds. (3) 2026 year - to - date observed $76.8 million of principal paydown and $7.1 million of interest payments. The $900.0 million securities portfolio (all AFS, no HTM) represented 11% of assets at March 31, 2026, and had a weighted average modified duration of 3.7 years with $64.3 million in an unrealized loss position. Principal Paydowns (3) 㸦 $ in millions 㸧 US Agy Residential MBS Maturity (3)

LIQUIDITY

The Bank and the Company had **ample liquidity** resources at March 31, 2026.

Liquidity Position ($ in millions)

		Balance	% of Assets
Cash & cash equivalents	$	254	3.3%
Securities (unpledged)		787	10.1%
Loans held for sale		5	0.1%
Liquid Assets		**1,046**	**13.4%**
FHLB available borrowing capacity		1,509	19.4%
FRB discount window borrowing capacity		412	5.3%
Federal funds lines (unsecured) available		140	1.8%
Secondary Liquidity Sources		**2,061**	**26.5%**
Bank Liquidity (Liquid Assets + Secondary Liquidity)	$	**3,107**	**39.9%**

Company-only Subordinated Debentures ($ in millions)

		Par		Amortized Cost	Rate
2036 Trust Preferred Securities	$	27	$	22	5.34% [1]
2031 Subordinated Debt		110		109	3.75% [2]
	$	**137**	**$**	**131**	

Cash & Securities at Company-only ($ in millions)

		Balance
Cash	$	1
Securities (AFS)		49
	$	**50**

Liquidity Ratios


Liquid Assets to Total Assets
Liquid Assets to Deposits
Liquid Assets to Total Liabilities
Brokered Deposits to Deposits
17.7%
18.9%
18.3%
17.2%
16.3%
15.3%
15.6%
15.2%
13.5%
15.8%
15.2%
13.5%
15.4%
15.1%
13.4%
1.1%
1.3%
1.3%
1.3%
1.3%
1Q25
2Q25
3Q25
4Q25
1Q26

(1) Rate at March 31, 2026, based on 3-month SOFR + 166 bps.
(2) Issued in August 2021 and due in September 2031. The interest rate is fixed at 3.75% for 5 years. The rate resets quarterly commencing September 1, 2026 to the 3-month SOFR + 310 bps.

35

36 42% 53% 41% $17.7 $15.1 $22.1 $21.2 $22.6 9.59% 9.58% 9.80% 9.99% 10.11% 1Q25 Dividends $24.49 $24.91 $25.64 $26.27 $26.56 9.59% 9.58% 10.37% 10.27% 21% 21% 9% 35% 11% 48% 6% 10.41% 10.54% 10.70% 9.80% 9.99% 10.11% 38% 38% 37% 54% 46% 1Q25 2Q25 1Q26 TCE/TA (1) 3Q25 4Q25 TCE/TA (w/o AFS AOCI) (1) 4Q25 1Q26 Net Income - Retained (3) (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides. (2) Includes shares purchased to satisfy employees’ tax liabilities upon the vesting of stock - based compensation of $0.6 million, $0.4 million, and $1.1 million for 1Q25, 2Q25, and 1Q26, respectively. (3) “Net Income – Retained” is equal to net income minus dividend payout and share repurchases. CAPITAL MANAGEMENT TCE / TA (1) Prudent capital management while driving shareholder return through stable quarterly dividends and share repurchase program. Tangible book value per share (TBVPS) (1) increased 1.1% to $26.56 at the end of the first quarter. TBVPS (1) & TCE/TA (1) Dividends, Share Repurchases & TCE/TA (1) 㸦 $ in millions 㸧 2Q25 3Q25 Share Repurchases (2)

37 REGULATORY CAPITAL 8.00% 6.00% 4.50% 2.50% 15.22% 14.57% 2.50% 12.52% 11.86% 10.50% 8.50% 2.50% 7.00% 12.20% 11.54% Total Capital Tier 1 Capital CET1 Capital Minimum Requirement Company Capital Conservation Buffer Pro Forma (1) 6.50% 13.37% 12.72% 8.00% 13.37% 12.72% 10.00% 14.45% 13.80% Total Capital Tier 1 Capital Bank CET1 Capital Well Capitalized Bank Pro Forma (1) (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at March 31, 2026. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide. Company The Company exceeded regulatory minimums and the Bank remained well capitalized at March 31, 2026.

USKC[(1)] LOANS & DEPOSITS

USKC portfolio represented **$818.1 million**, or **13%** of the loan portfolio, and **$1.13 billion**, or **17%** of the deposit portfolio at March 31, 2026.

USKC CRE portfolio had a weighted average debt coverage ratio[(2)] of 2.00x and weighted average loan-to-value[(2)] of 50.4%.

USKC Loans by Product ($ in millions)



$932
24%
76%
1Q25[(3)]
$841
23%
77%
2Q25[(4)]
$910
24%
76%
3Q25
$862
25%
75%
4Q25
$818
26%
74%
1Q26
CRE
C&I

USKC Deposits by Product[(5)] ($ in millions)



$969
57%
37%
1Q25
$950
61%
35%
2Q25
$1,040
57%
34%
3Q25
$1,024
60%
31%
4Q25
$1,131
55%
29%
1Q26
Demand Noninterest-bearing
Money Market & Savings

(1) U.S. subsidiaries of Korean corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently.
(3) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025.
(4) Includes $11.0 million CRE loan designated nonaccrual at June 30, 2025.
(5) Time deposits, not illustrated, represent the remainder to add to 100%.

USKC Loans – Top 10 Industries (as of 1Q26)



Auto Part Manufacturing 29%
RE Investment 22%
Hotel 20%
Food 5%
Polyester Manufact 4%
Education 4%
Golf Course 3%
Computer Equipment Manufacturing 2%
Steel 2%
Offices of Other Holding Companies 2%
Other 7%

USKC Deposits – Top 10 Industries (as of 1Q26)



Auto Parts Manufacturing 20%
Electronics/Home Appliances 12%
Food 8%
Steel 7%
All Other Financial Investment Activities 7%
RE Investment/Leasing 6%
Management of Companies and Enterprises 3%
Electrical Auto Parts 2%
Auto Steering and Suspension Components 2%
Hospitality 2%
Other 31%

38

39 Total >3 Years 1 - 3 Years <1 Year ($ in millions) Real Estate Loans 1,167.7 $ 560.8 $ 381.8 $ 225.1 $ Retail 865.2 332.9 281.4 250.9 Hospitality 486.5 59.9 203.4 223.2 Office 1,464.9 647.0 488.7 329.2 Other 3,984.3 $ 1,600.6 $ 1,355.3 $ 1,028.4 $ Commercial Property 13.8 - - 13.8 Construction 1,002.3 996.6 0.1 5.6 RRE/Consumer 5,000.4 $ 2,597.2 $ 1,355.4 $ 1,047.8 $ Total Real Estate Loans 1,152.5 504.2 204.4 443.9 C&I (1) 392.6 167.7 187.1 37.8 Equipment Finance 6,545.5 $ 3,269.1 $ 1,746.9 $ 1,529.5 $ Loans Receivable LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding. (1) $394.6 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year.

LOAN PORTFOLIO DIVERSIFICATION (1) $118.2 million, or 3.0%, and $28.8 million, or 0.7%, of the CRE portfolio are unguaranteed and guaranteed SBA loans, respectively. (2) $63.3 million, or 5.5%, and $51.5 million, or 4.5%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively. Retail 29% Hospitality 22% Office 12% Industrial 12% Multifamily 10% Gas Station 5% Mixed Use 3% Construction 1% Other 6% CRE Portfolio (1) $3,998M Manufacturing 29% Finance & Insurance 15% 6% Wholesale Retail Trade Trade 8% Healthcare 3% Real Estate Rental & Leasing 3% Other 36% C&I Portfolio (2) $1,152M • CRE (1) represents 61% of the total portfolio • C&I (2) represents 18% of the total portfolio. 40

California $2,600 65% Texas $389 10% Illinois $100 2% New York $277 7% Other $632 16% CRE Composition by State $3,998 CRE PORTFOLIO GEOGRAPHICAL EXPOSURE 41 California $7 50% Other $7 50% Construction by State $14 California $494 56% Texas $51 6% New York $14 1% Illinois $14 2% Other $304 35% Owner Occupied by State $877 California $1,831 69% Texas $270 10% Illinois $75 3% New York $184 7% Other $306 11% Investor (Non - owner Occupied) by State $2,666 California $269 61% 15% New York $78 18% Texas $68 Illinois $11 3% Other $15 3% Multifamily by State $441 ($ in millions)

Rate Distribution Portfolio by State Fixed 72% Variable 28% OFFICE LOAN PORTFOLIO 42 (1) Segment represents exposure in CRE and excludes construction. 5.1% of the portfolio was owner occupied. (2) SBA CRE office loans were $10.0 million, or 2.1% of total office loans, at March 31, 2026. (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. (4) Includes $1.2 million CRE loan designated nonaccrual at March 31, 2026. The CRE office portfolio (1) was $486.5 million (2) at March 31, 2026, representing 7% of the total loan portfolio. $4.1M Average balance of the portfolio 2.05x Weighted average debt coverage ratio (3) of the segment 55.4% Weighted average loan to value (3) of the segment 33.2% of the portfolio is expected to reprice in 1 to 3 months 0.07% of the office portfolio was delinquent 0.26% of the office portfolio was criticized (4) Remaining = 3% 84% 8% 5%

43 HOSPITALITY SEGMENT (1) SBA loans in the hospitality segment were $21.5 million, or 2.5% of total hospitality loans, at March 31, 2026; excludes one $4.0 million hotel construction loan. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas. (4) Includes one special mention CRE loan of $55.0 million, at March 31, 2026. The hospitality segment represented $865.0 million , (1) or 13% of the total loan portfolio and 22% of the total CRE portfolio, at March 31, 2026. $4.6M Average balance of the segment (excluding construction) 2.05x Weighted average debt coverage ratio (2) of the segment 51.5% Weighted average loan to value (2) of the segment $61.5M or 7.11%, of the hospitality segment was criticized as of March 31, 2026 (4) $0.3M in three nonaccrual loans included in the segment – two in metropolitan (3) areas in Texas and California; one in a suburban/destination (3) area Metropolitan (3) 60% Destination / Suburban (3) 28% Airport 5% Resort 6% Convention Center 1% Hospitality by Type

44 RETAIL SEGMENT The retail segment represented $1.17 billion , (1) or 18% of the total loan portfolio, and 30% of the total CRE portfolio, at March 31, 2026. $1.6M Average balance of the segment 2.00x Weighted average debt coverage ratio (2) of the segment 45.93% Weighted average loan to value (2) of the segment $24.8M or 2.12%, of the retail segment was criticized at March 31, 2026 $1.0M or 0.08%, of the retail segment was on nonaccrual status at March 31, 2026 California 70% Texas 13% Illinois Georgia 2% 4% Other 11% Percentage of Portfolio (1) SBA loans in the retail segment are $85.1 million, or 7.29% of total retail loans, at March 31, 2026. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently.

45 Payment Performance RESIDENTIAL REAL ESTATE PORTFOLIO The RRE (1) portfolio was $1.00 billion at March 31, 2026, representing 15% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43%, and minimum FICO scores of 680. 26.0% Fixed Non - QM 92% (3) Jumbo Non - QM 7% (4) QM 1% (2) (1) RRE includes $0.9 million of Home Equity Line of Credit (HELOC) and $5.6 million in consumer loans. (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB. (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act. (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules. Interest Rate Type 74.0% Variable 0.78% 0.47% 9.9% 90.1% Reset within the Reset after next 12 months 12 months 0.11% Total 30 - 59 days 60 - 89 days delinquencies delinquency category delinquency category $2.0M / 0.2% on nonaccrual status at March 31, 2026 Percentage of Portfolio

4% 5% 4% Remaining = 46% 11% 10% 4% 8% 4% 4% EQUIPMENT FINANCE PORTFOLIO 46 Transportation 18% Construction 15% Waste Management 13% Manufacturing 13% Retail Trade 6% Professional Services 6% Health Care 6% Hospitality 4% Wholesale Trade 4% Other Services 3% Other 12% Portfolio by Industry (1) Other includes real estate and agriculture of 3% and 2%, respectively. The equipment finance portfolio represented $392.6 million , or 6% of the loan portfolio, at March 31, 2026. Portfolio by Equipment 28% 8% 7% 6% 5% 5% 4% 4% 4% 29% Portfolio by State (1)

1Q26 FINANCIAL SUMMARY

($ in millions, except EPS)	March 31, 2026		December 31, 2025		March 31, 2025		Change [1] Q/Q	Change [1] Y/Y
Income Statement Summary								
Net interest income before credit loss	$	63.2	$	62.9	$	55.1	0.5%	14.7%
Noninterest income		8.5		8.3		7.7	2.9%	10.5%
Operating revenue		71.7		71.2		62.8	0.8%	14.2%
Noninterest expense		38.4		39.1		35.0	-1.9%	9.7%
Preprovision net revenue		33.4		32.1		27.8	4.1%	19.9%
Credit loss (recovery) expense		2.9		1.9		2.7	48.8%	6.3%
Pretax income		30.5		30.1		25.1	1.2%	21.4%
Income tax expense		7.9		8.9		7.4	-10.8%	6.5%
Net income	**$**	**22.6**	**$**	**21.2**	**$**	**17.7**	**6.2%**	**27.6%**
EPS-Diluted	**$**	**0.75**	**$**	**0.70**	**$**	**0.58**		
Selected Balance Sheet Items								
Loans receivable	$	6,545	$	6,563	$	6,282	-0.3%	4.2%
Deposits		6,801		6,678		6,619	1.8%	2.7%
Total assets		7,839		7,869		7,729	-0.4%	1.4%
Stockholders' equity	$	803	$	796	$	751	0.8%	6.8%
TCE/TA [2]		10.11%		9.99%		9.59%	12	52
Performance Metrics								
Return on average assets		1.18%		1.07%		0.94%	11	24
Return on average equity		10.86%		10.14%		8.92%	72	194
Net interest margin		3.38%		3.28%		3.02%	10	36
Efficiency ratio		53.48%		54.95%		55.69%	(147)	(221)

Note: Numbers may not add due to rounding.
(1) Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics.
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide.

47

NON-GAAP RECONCILIATION:
TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO

(In thousands, except share, per share data and ratios)

Hanmi Financial Corporation	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Assets	$ 7,839,227	$ 7,869,185	$ 7,856,731	$ 7,862,363	$ 7,729,035
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,031)
Tangible assets	$ 7,828,196	$ 7,858,154	$ 7,845,700	$ 7,851,332	$ 7,718,004
Stockholders' equity [1]	$ 802,819	$ 796,386	$ 779,550	$ 762,834	$ 751,485
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,031)
Tangible stockholders' equity [1]	$ 791,788	$ 785,355	$ 768,519	$ 751,803	$ 740,454
Add AFS securities AOCI	45,570	43,277	48,004	54,541	60,035
Tangible stockholders' equity without AFS securities AOCI [1]	$ 837,358	$ 828,632	$ 816,523	$ 806,344	$ 800,489
Stockholders' equity to assets	10.24%	10.12%	9.92%	9.70%	9.72%
Tangible common equity to tangible assets (TCE/TA) [1]	10.11%	9.99%	9.80%	9.58%	9.59%
TCE/TA (w/o AFS securities AOCI) [1]	10.70%	10.54%	10.41%	10.27%	10.37%
Common shares outstanding	29,806,694	29,894,757	29,975,371	30,176,568	30,233,514
Tangible common equity per common share	$26.56	$26.27	$25.64	$24.91	$24.49

(1) There were no preferred shares outstanding at the periods indicated.

48

49 NON - G A A P R E C O N C I L I A T I O N : PRO FORMA REGULATORY CAPITAL Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $ 977,985 $ 904,943 $ 904,943 $ 1,030,325 $ 847,283 $ 825,453 Regulatory capital (45,550) (45,550) (45,550) (45,570) (45,570) (45,570) Unrealized loss on AFS securities $ 932,435 $ 859,393 $ 859,393 $ 984,755 $ 801,713 $ 779,883 Adjusted regulatory capital $ 6,758,439 $ 6,758,439 $ 6,758,439 $ 6,758,703 $ 6,758,703 $ 6,758,703 Adjusted Risk weighted assets 14.45% 13.37% 13.37% 15.22% 12.52% 12.20% Regulatory capital ratio as reported - 0.65% - 0.65% - 0.65% - 0.65% - 0.66% - 0.66% Impact of unrealized losses on AFS securities 13.80% 12.72% 12.72% 14.57% 11.86% 11.54% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at March 31, 2026. Risk weighted assets $ 6,767,937 $ 6,767,937 $ 6,767,937 (9,234) (9,234) (9,234) $ 6,768,197 $ 6,768,197 $ 6,768,197 (9,758) (9,758) (9,758) Risk weighted assets impact of unrealized losses on AFS securities

50 NON - G A A P R E C O N C I L I A T I O N : PREPROVISION NET REVENUE (In thousands) Percentage Change Q1 - 26 Q1 - 26 March 31, June 30, September 30, December 31, March 31, vs. Q4 - 25 vs. Q1 - 25 2025 2025 2025 2025 2026 Hanmi Financial Corporation $ 17,672 2,721 $ 15,117 7,631 $ 22,061 2,145 $ 21,239 1,943 $ 22,557 2,892 Net income Add back: Credit loss expense 7,441 6,115 9,396 8,887 7,925 Income tax expense 4.1% 19.9% $ 27,834 $ 28,863 $ 33,602 $ 32,069 $ 33,374 Preprovision net revenue